[PIONEER LOGO]








                         PIONEER EUROPE FUND

                         ANNUAL REPORT 10/31/96

          TABLE OF CONTENTS
          ---------------------------------------------------------

          Letter From The Chairman                              1

          Portfolio Summary                                     2

          Performance Update                                    3

          Portfolio Management Discussion                       6

          Schedule Of Investments                               9

          Financial Statements                                 16

          Notes To Financial Statements                        22

          Report Of Independent Public Accountants             27

          Tax Treatment Of Distributions                       28

          Trustees' Fees And Share Ownership                   28

          Trustees, Officers And Service Providers             29

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 10/31/96
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
It is with pleasure that I introduce this report for Pioneer Europe Fund, covering the year ended October 31, 1996. We wish to welcome new shareowners, particularly those who joined the Fund through Class C Shares, which were introduced on January 31.

Your Fund had a good year, despite the generally slow pace of European stock markets overall. It was clearly an environment that rewarded careful country and company selection, and the Fund's emphasis on buying reasonably priced stocks proved especially prudent. In its August 16, 1996, evaluation of the Fund, Morningstar Inc., an independent rating agency, summarized the importance of our investment approach: "Manager Patrick Smith likes to buy growth stocks, but he's careful to get value in what he buys...his pursuit of reasonably priced growth has distinguished the fund with a good record." As U.S. investors have learned, there can be significant risks for those who chase "hot" stocks; we still think a stock should be purchased because it represents a good value for a company with strong prospects over time.

A final note. As you see, we've given your Fund's annual report a facelift. The new, improved style reflects what shareowners told us they want to see in fund reports. Our thanks to all of you who took the time to respond to our questions. Now you'll find a Table of Contents and consistent, easy-to-read summaries of portfolio information and performance. There's also a Portfolio Management Discussion, where your Fund's portfolio manager offers insights into market conditions, portfolio strategy and results. We hope you find them informative.

Please contact your investment representative, or us at 1-800-225-6292, if you have questions about your investment in Pioneer Europe Fund. Thank you for your continued support.

Respectfully,

/S/ JOHN F. COGAN, JR.

John F. Cogan, Jr.,
Chairman and President

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
-
PORTFOLIO SUMMARY 10/31/96
--------------------------------------------------------------------------------
-

 PORTFOLIO DIVERSIFICATION
--------------------------------------------------------------------------------
-
 (As a percentage of total investment portfolio)

[Pie chart depicting the following:]

     International Common Stocks                                   92%
     International Preferred Stocks                                 3%
     Short-Term Cash Equivalents                                    3%
     Depositary Receipts for International Stocks                   2%

 GEOGRAPHICAL DISTRIBUTION
--------------------------------------------------------------------------------
-
 (As a percentage of equity holdings)

[A bar chart depicting the following:]

     United Kingdom                                              21.4%
     France                                                      10.9%
     Germany                                                     10.5%
     Italy                                                       10.0%
     Switzerland                                                  9.0%
     Netherlands                                                  7.7%
     Spain                                                        7.6%
     Sweden                                                       4.8%
     Denmark                                                      4.1%
     Norway                                                       3.1%
     Finland                                                      3.1%
     Belgium                                                      2.5%
     Austria                                                      2.4%
     Portugal                                                     1.8%
     Poland                                                       0.7%
     Bermuda                                                      0.4%

 10 LARGEST HOLDINGS
--------------------------------------------------------------------------------
-
 (As a percentage of equity holdings)

1.  Sidel, SA (Bearer Shares)                                    1.44%
2.  Storebrand ASA (Class A)                                      1.42
3.  Safilo SpA                                                    1.35
4.  Union Des Assurances Federal                                  1.35
5.  Powerscreen International Plc                                 1.28
6.  Banca Fideraum SpA                                            1.19
7.  Julius Baer Holding AG (Bearer Shares)                        1.18
8.  Esselte AB (Series B)                                         1.16
9.  Telecom Italia SpA                                            1.16
10. Liechstenstein Global Trust (Participating Certificates)      1.15

Fund holdings will vary for other periods.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS A SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                              $23.25         $21.19

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(10/31/95 - 10/31/96)         DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                              -              $0.153         $1.273

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

[Growth of $10,000+ Mountain Chart]

                     Pioneer             MSCI
                   Europe Fund          Europe

4/30/91               9,425              10,000
10/31/91              9,524              10,378
4/30/92              10,320              11,192
10/31/92              9,194              10,233
4/30/93              10,265              11,417
10/31/93             11,346              12,913
4/30/94              12,423              13,957
10/31/94             13,159              14,417
4/30/95              13,568              15,309
10/31/95             15,148              16,389
4/30/96              16,447              17,824
10/31/96             17,844              19,330


AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (4/2/91)                12.15%                  10.96%
5 Years                              13.38                   12.04
1 Year                               17.80                   11.04

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

+Index comparison begins April 30, 1991. The Morgan Stanley Capital
 International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
 East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS B SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                              $22.74         $20.92

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(10/31/95 - 10/31/96)         DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                              -              $0.153         $1.273

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

[Growth of $10,000+ Mountain Chart]

                      Pioneer             MSCI
                    Europe Fund          Europe
4/30/94              10,000              10,000
5/31/94               9,682               9,578
6/30/94               9,586               9,480
7/31/94              10,124               9,980
8/31/94              10,363              10,300
9/30/94              10,092               9,895
10/31/94             10,539              10,329
11/30/94             10,007               9,937
12/31/94             10,002               9,997
1/31/95               9,916               9,922
2/28/95              10,146              10,150
3/31/95              10,042              10,625
4/30/95              10,838              10,969
5/31/95              11,345              11,197
6/30/95              11,628              11,307
7/31/95              12,268              11,900
8/31/95              11,997              11,444
9/30/95              12,371              11,794
10/31/95             12,060              11,742
11/30/95             11,962              11,830
12/31/95             12,076              12,209
1/31/96              12,348              12,293
2/29/96              12,714              12,521
3/31/96              12,906              12,675
4/30/96              13,048              12,771
5/31/96              13,383              12,874
6/30/96              13,538              13,020
7/31/96              13,191              12,861
8/31/96              13,674              13,248
9/30/96              13,860              13,531
10/31/96             13,789              13,849


AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (4/4/94)               16.35%                  15.43%
1 Year                              16.82                    12.82

*Reflects deduction of the maximum appilcable contingent deferred sales charge
 (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

+Index comparison begins April 30, 1994. The Morgan Stanley Capital
 International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far
 East) Index. These countries are: Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 10/31/96                                       CLASS C SHARES
--------------------------------------------------------------------------------

SHARE PRICES AND DISTRIBUTIONS
--------------------------------------------------------------------------------
NET ASSET VALUE
PER SHARE                     10/31/96       10/31/95
                              $22.69         $19.92

DISTRIBUTIONS PER SHARE       INCOME         SHORT-TERM     LONG-TERM
(1/31/96 - 10/31/96)          DIVIDENDS      CAPITAL GAINS  CAPITAL GAINS
                                 -                -               -

INVESTMENT RETURNS
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Europe Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Europe Index.

[Growth of $10,000+ Mountain Chart]
                            Pioneer              MSCI
                         Europe Fund            Europe
1/31/96                     10,000              10,000
2/29/96                     10,246              10,186
3/31/96                     10,412              10,311
4/30/96                     10,542              10,389
5/31/96                     10,823              10,473
6/30/96                     10,954              10,592
7/31/96                     10,678              10,463
8/31/96                     11,069              10,777
9/30/96                     11,215              11,007
10/31/96                    11,291              11,266



AVERAGE ANNUAL TOTAL RETURNS
(As of October 31, 1996)
                                   NET ASSET             PUBLIC OFFERING
PERIOD                               VALUE                    PRICE*
Life of Fund (1/31/96)               13.91%                  12.91%

*Reflects deduction of the 1% contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions at net asset value.

 The Morgan Stanley Capital International (MSCI) Europe Index is a capitalization-weighted index of the 14 European country indexes included in the MSCI EAFE (Europe, Australasia, Far East) Index. These countries are:
 Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and the United Kingdom. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 10/31/96
--------------------------------------------------------------------------------

DEAR SHAREOWNER,
--------------------------------------------------------------------------------
It's my pleasure to report that Pioneer Europe Fund finished its sixth year in good standing. Although Europe's economic recovery is languishing, "bottom-up" stock selection helped the Fund achieve a double-digit total return for the year ended October 31, 1996. The Fund earned top marks from Morningstar, an independent firm that tracks fund performance. Class A Shares received a risk-adjusted rating of five stars for the three-year period, and four stars for the five-year period ended October 31.* The Fund was rated among 348 and 173 international equity funds for the three- and five-year periods, respectively.

FINDING POCKETS OF OPPORTUNITY IN RESTRAINED ECONOMIC RECOVERY
For much of the fiscal year, European economies were sluggish. Without notable domestic consumer spending - largely a result of corporate restructurings and downsizing - much of the eventual pickup was export-driven. In the second half of the year, the strengthening U.S. dollar fueled demand from abroad, supporting Europe's economic recovery.

Selecting stocks of companies that can perform well in spite of weak growth is especially important in an uneven economy. As always, we first assess long-term growth prospects and then select stocks priced low enough to allow the Fund to post attractive gains as growth targets are realized. Understanding company fundamentals goes hand-in-hand with buying a stock at the right price.

One area of focus was manufacturing exporters, which traditionally perform well in the early stages of economic recoveries and are helped by a strengthening dollar. Examples include BBC (a Swedish engineering firm that competes globally with the likes of General Electric), Siemens (a German engineering firm) and Danieli (an Italian builder of steel plants). Given consumers' inability to muster spending power, we limited investments in producers and providers of consumer goods.

------
*Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Ratings are calculated from the Fund's three- and five-year average annual returns in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day Treasury bill returns. Ten percent of the funds in an investment category receive five stars and the next 22.5% receive four stars. The Fund's Class B and C Shares will not be eligible for a Morningstar rating until they have three years of operating history. Past performance does not guarantee future results.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A DIVERSIFIED PORTFOLIO
We continued to find the finance industry attractive, especially asset management and life insurance companies. Banca Fideuram, an Italian mutual fund and insurance company, appreciated rapidly with the surge in popularity of pension- and investment-related products.(Most European pensions are government sponsored, and there are concerns about their viability, much like Social Security concerns here.) In the U.K., we added asset manager Invesco. After a significant run-up, we sold the Fund's position in Polish bank Wielkopolski Bank Kredytowy. On the insurance side, Storebrand (Norway), did well in recent months.

European-based technology stocks were volatile, though not to the extent of their U.S. counterparts. We scaled back positions in Ericsson (Finland), Nokia (Sweden) and completely sold off SAP (Germany), locking in gains in the wake of investors' more pessimistic view. We remain vigilant for opportunities to rebuild holdings in these companies should their valuations become more attractive. Austria Micro Systeme reported lower-than-expected earnings, and we had reduced this position by October 31.

While we evaluate stocks individually, a glance at changes in the Fund's geographic distribution reveals where we think opportunities lie. We increased U.K. holdings, expecting its continuing economic expansion will boost corporate profits. We also added to select holdings in the Netherlands, including Getronics (information technology services), although the overall position in the Netherlands decreased as the year progressed. Reflecting our view that Polish holdings had become overvalued, we reduced positions there and eliminated Elektrim Spolka Akcyjna, a company that experienced excellent price appreciation after winning a cellular license. In our estimation, the Polish market's fast rise increased risk, and we opted for attractive valuations in more stable, developed countries.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
-
PORTFOLIO MANAGEMENT DISCUSSION 10/31/96                             (continued)
--------------------------------------------------------------------------------
-

CHANGES IN POLICY AND ATTITUDE SHOULD BOOST MARKETS
Major developments are enhancing the competitiveness of European corporations. One is the European Monetary Union (EMU), which would create a single currency for member nations. Membership in the EMU requires a budgetary deficit of no more than 3% of gross national product in 1997. Efforts to reduce fiscal expenditures, despite slow economic growth, could help move interest rates lower and weaken European currencies. The likely result - more domestic economic activity and increased exports - should be good news for Fund holdings.

Another positive trend is the emphasis European companies are placing on shareholders. Corporations are starting to buy back shares, spin-off unprofitable divisions or increase dividends. Arcane regulations are being lifted, eliminating historical barriers to shareholder value. (Henkel (Germany) and Svenska Handelbanken (Sweden) are already making efforts to buy back shares. In France, Alcatel Alsthom is also showing signs of making business decisions with the shareholder in mind.) Already, healthier companies with improving balance sheets and enhanced earnings growth have seen stock prices rise. As European markets develop an investing culture more like that of the U.S. and the U.K., demand for European stocks should increase.

While investing outside the U.S. involves certain risks - including currency fluctuations and political and economic uncertainties - we continue to believe that Europe offers a unique potential for investors. The road to greater shareholder value and a single currency should present many long-term opportunities for your Fund. The transformation of publicly funded pensions into privately directed retirement plans should create a new influx of capital and greater demand for European stocks. In addition, we expect interest rates will remain stable for the foreseeable future. This powerful mix of factors bodes well for your Fund in fiscal 1997 and beyond.

Respectfully,

/S/ PATRICK M. SMITH

Patrick M. Smith,
Portfolio Manager

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/96
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
           INVESTMENT IN SECURITIES - 96.8%
           PREFERRED STOCKS - 2.4%
 17,000    Bau Holdings AG                                         $    805,839
 25,000    Henkel KGaA (Non-voting)                                   1,122,028
  7,000    SAP AG (Non-voting)                                          942,272
                                                                   ------------
           TOTAL PREFERRED STOCKS
           (Cost $ 2,129,167)                                      $  2,870,139
                                                                   ------------
           COMMON STOCKS - 94.3%
           BASIC INDUSTRIES - 4.4%
           CONTAINERS - 1.5 %
 25,000    N.V. Koninklijke KNP BT                                 $    550,875
  6,000    Schmalbach Lubeca AG*                                      1,198,811
                                                                   ------------
                                                                   $  1,749,686
                                                                   ------------
           IRON & STEEL - 0.4%
  4,400    Acerniox  SA                                            $    527,545
                                                                   ------------
           METALS & MINING - 1.7%
 16,500    Eramet SA                                               $    765,700
150,000    Hays Plc                                                   1,257,324
                                                                   ------------
                                                                   $  2,023,024
                                                                   ------------
           PAPER PRODUCTS - 0.8%
150,000    Field Group Plc                                         $    935,059
                                                                   ------------
           TOTAL BASIC INDUSTRIES                                  $  5,235,314
                                                                   ------------

           CAPITAL GOODS - 13.8%
           AEROSPACE - 1.0%
 67,000    British Aerospace Plc                                   $  1,272,608
                                                                   ------------
           CONSTRUCTION & ENGINEERING - 7.7%
    770    ABB AG (Bearer Shares)                                  $    952,514
330,000    Ashtead Group Plc                                          1,248,779
 25,000    Cardo AB*                                                    612,354
235,000    Danieli & Co. SpA, Di Risp                                   747,040
  2,700    Mannesmann AG                                              1,048,613
150,000    Powerscreen International Plc                              1,484,375
 55,000    Tarkett AG                                                 1,191,546
  9,000    VA Technologies AG                                         1,258,741
  6,655    Zardoya-Otis SA                                              678,486
                                                                   ------------
                                                                   $  9,222,448
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

                                        9
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PIONEER EUROPE FUND
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SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)
--------------------------------------------------------------------------------

SHARES                                                                   VALUE
           PRODUCER GOODS - 5.1%
    600    Bobst, SA (Bearer Shares)                               $    777,857
  5,500    IWKA AG                                                    1,173,382
 25,000    Sidel, SA (Bearer Shares)                                  1,668,330
 77,000    Siebe Plc                                                  1,208,138
250,000    Wassall Plc                                                1,216,634
                                                                   ------------
                                                                   $  6,044,341
                                                                   ------------
           TOTAL CAPITAL GOODS                                     $ 16,539,397
                                                                   ------------
           CONSUMER DURABLES - 1.7%
           MOTOR VEHICLES - 1.7%
100,000    Cowie Group Plc                                         $    585,938
344,000    Magneti Marelli SpA                                          333,507
 10,000    Sylea SA                                                   1,156,239
                                                                   ------------
                                                                   $  2,075,684
                                                                   ------------
           TOTAL CONSUMER DURABLES                                 $  2,075,684
                                                                   ------------
           CONSUMER NON-DURABLES - 11.4%
           CONSUMER LUXURIES - 0.4%
  3,300    TAG Heuer International SA (Registered)*                $    535,757
                                                                   ------------
           COSMETICS - 0.6%
280,000    McBride Plc                                             $    683,594
                                                                   ------------
           HOME PRODUCTS - 2.3%
 88,000    Safilo SpA                                              $  1,567,024
280,000    Tompkins Plc                                               1,175,781
                                                                   ------------
                                                                   $  2,742,805
                                                                   ------------
           RETAIL FOOD - 3.7%
  2,100    Carrefour SA                                            $  1,165,571
 50,000    Centro Comerciales Pryca SA                                1,148,029
10,000     Delhaize-Le Lion, SA                                         559,474
26,000     G.I.B. Holdings Ltd.                                       1,097,019
6,000      Metro AG*                                                    492,206
                                                                   ------------
                                                                   $  4,462,299
                                                                   ------------
           RETAIL NON-FOOD - 2.9%
  3,000    Forbo Holding AG                                        $  1,192,682
 26,000    Industrie Natuzzi SpA (Sponsored A.D.R.)                   1,179,750
 18,000    Stockmann AB (B Shares)                                    1,030,284
                                                                   ------------
                                                                   $  3,402,716
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND
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--------------------------------------------------------------------------------
SHARES                                                                   VALUE
           TEXTILES/CLOTHES - 1.5%
  1,000    Hugo Boss AG                                            $  1,208,719
100,000    Marzotto & Figli SpA                                         591,261
                                                                   ------------
                                                                      1,799,980
                                                                   ------------
           TOTAL CONSUMER NON-DURABLES                             $ 13,627,151
                                                                   ------------
           ENERGY - 1.8%
           OIL & GAS EXTRACTION - 0.9%
 14,000    Elf Aquitaine SA                                        $  1,119,693
                                                                   ------------
           OIL SERVICES - 0.9%
 20,000    VEBA AG                                                 $  1,066,975
                                                                   ------------
           TOTAL ENERGY                                            $  2,186,668
                                                                   ------------
           FINANCIAL - 23.1%
           COMMERICAL BANK - 10.2%
 60,000    Banca Popolare di Bergamo                                $   941,797
 20,000    Banco de Santander SA                                      1,026,565
 25,000    Bank Gdanski SA (G.D.R.)                                     381,250
 75,630    BPI-SGPS SA                                                  900,334
 24,000    Credit Commercial de France                                1,079,469
 28,000    DePfa-Bank                                                 1,146,631
106,000    Fokus Bank ASA                                               618,134
 60,000    HSBC Holdings Plc                                          1,229,492
  1,300    Julius Baer Holding AG (Bearer Shares)                     1,368,259
390,000    Merita Ltd.  (Class A)*                                    1,152,701
 50,000    Svenska Handelbanken (Series A)                            1,232,314
 24,000    Unidanmark A/S (Class A)                                   1,106,581
                                                                   ------------
                                                                   $ 12,183,527
                                                                   ------------
           MISC.-FINANCE - 3.1%
650,000    Banca Fideuram SpA                                      $  1,378,236
  4,500    Cetelem SA                                                   960,500
  2,800    Liechtenstein Global Trust (Participating Certificates)    1,330,482
                                                                   ------------
                                                                   $  3,669,218
                                                                   ------------
           INSURANCE-GENERAL - 6.3%
700,000    INA SpA                                                 $    967,189
 35,500    Internationale Nederlanden Groep NV                        1,106,434
 20,900    Pohjola Insurance Group (Series B)                           437,942
 88,000    Riunione Adriatica di Sicurta SpA                            833,425
280,000    Storebrand ASA (Class A)*                                  1,641,585
 13,848    Union Des Assurances Federal                               1,557,812
  3,535    Zurich Versicherungsgesellschaft (Registered)                968,646
                                                                   ------------
                                                                   $  7,513,033
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
           INVESTMENTS - 0.7%
225,000    Invesco Plc                                             $    853,271
                                                                   ------------
           LIFE INSURANCE - 1.8%
 23,000    Aegon NV                                                $  1,169,446
 16,000    Mapfre Vida Seguros                                        1,028,132
                                                                   ------------
                                                                   $  2,197,578
                                                                   ------------
           SAVINGS & LOANS - 1.0%
110,000    Abbey National Plc                                      $  1,145,833
                                                                   ------------
           TOTAL FINANCIAL                                         $ 27,562,460
                                                                   ------------
           SERVICES - 17.5%
           BROADCASTING & MEDIA - 0.4%
 18,000    Central European Media Enterprises Ltd.*                $    504,000
                                                                   ------------
           HEALTH & PERSONAL CARE - 0.8%
400,000    Takare Plc                                              $    930,990
                                                                   ------------
           PHARMACEUTICALS - 6.6%
 10,000    Amersham International Plc                              $    169,271
 22,000    Astra AB (Series A)                                        1,010,802
 10,000    Gehe AG                                                      673,712
 65,000    Glaxo Wellcome Plc                                         1,020,915
 30,000    Jelfa SA*                                                    426,864
  7,000    Novo Nordisk A/S (Class B)                                 1,165,763
    125    Roche Holdings AG                                            946,385
  1,000    Sandoz AG  (Registered)                                    1,157,044
    580    UCB SA                                                     1,278,455
                                                                   ------------
                                                                   $  7,849,211
                                                                   ------------
           PUBLISHING - 2.0%
 66,000    Elsevier NV                                             $  1,096,565
 85,000    Schibsted ASA                                              1,299,144
                                                                   ------------
                                                                   $  2,395,709
                                                                   ------------
           MISC.-SERVICES - 7.7%
  4,317    Adecco SA*                                              $  1,222,956
 22,925    Ahrend Groep NV                                            1,218,308
125,200    Compass Group Plc                                          1,245,072
170,000    Electrocomponents Plc                                      1,144,124
 14,500    Hagemeyer NV                                               1,089,230
 45,000    ISS International Service System A/S  (Class B)            1,277,419


   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SHARES                                                                   VALUE
           MISC.-SERVICES (CONTINUED)
 11,000    Randstad Holdings NV                                         889,177
175,000    Rentokil Initial Plc                                       1,174,927
                                                                   ------------
                                                                   $  9,261,213
                                                                   ------------
           TOTAL SERVICES                                          $ 20,941,123
                                                                   ------------
           TECHNOLOGY - 6.6%
           BUSINESS MACHINES - 1.1%
 60,000    Esselte AB  (Series B)                                  $  1,341,853
                                                                   ------------
           COMPUTER SERVICES - 0.7%
 35,000    Getronics NV                                            $    859,895
                                                                   ------------
           ELECTRONICS - 4.2%
290,000    Amstrad Plc                                             $    708,008
 11,000    Austria Micro Systeme International AG                       700,052
 20,000    Nokia AB (Series A)                                          923,749
 26,000    Phillips Electronics NV                                      916,043
 15,000    SGS - Thomson Microelectronics NV*                           794,988
 18,000    Siemens AG                                                   931,030
                                                                   ------------
                                                                   $  4,973,870
                                                                   ------------
           PHOTO/INSTRUMENTATION - 0.6%
100,000    Anagen Plc*                                             $     48,828
  6,000    Elektra Instrument AB (B Shares)                             213,145
 55,000    Whatman Plc                                                  471,761
                                                                   ------------
                                                                   $    733,734
                                                                   ------------
           TOTAL TECHNOLOGY                                        $  7,909,352
                                                                   ------------
           TRANSPORTATION - 1.0%
140,000    BAA Plc                                                 $  1,127,930
                                                                   ------------
           TOTAL TRANSPORTATION                                    $  1,127,930
                                                                   ------------

           UTILITIES - 13.0%
           ELECTRIC UTILITY - 4.0%
  3,000    Elektrowatt AG                                          $  1,140,413
 16,000    Endesa (Empresa Nacional de Electridad SA)                   979,234
110,000    Iberdrola SA                                               1,168,012
 41,850    Southern Electric Plc                                        437,981
165,000    Union Electrica Fenosa SA                                  1,070,606
                                                                   ------------
                                                                   $  4,796,246
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 10/31/96                                   (continued)
--------------------------------------------------------------------------------

SHARES                                                                   VALUE

           TELECOMMUNICATIONS - 6.3%
 12,500    Alcatel Alsthom SA                                      $  1,066,244
 45,000    Portugal Telecom SA (Sponsored A.D.R.)                     1,164,375
420,000    Stet Societa' Finanziaria Telefonica SpA Di Risp           1,119,077
600,000    Telecom Italia SpA                                         1,337,510
270,000    Telecom Italia Mobile SpA*                                   558,252
 40,000    Telefonaktiebolaget LM Ericsson (Series B)                 1,083,219
 60,000    Telefonica de Espana                                       1,203,667
                                                                   ------------
                                                                   $  7,532,344
                                                                   ------------
           MISC.-UTILITY - 1.0%
 18,500    Nordtank Energy Group A/S                               $  1,193,548
                                                                   ------------
           WATER UTILITY - 1.7%
120,000    Anglian Water Plc                                       $  1,062,500
 90,000    Yorkshire Water Plc                                          908,203
                                                                   ------------
                                                                   $  1,970,703
                                                                   ------------
           TOTAL UTILITIES                                         $ 15,492,841
                                                                   ------------
           TOTAL COMMON STOCKS
           (Cost $ 93,197,746)                                     $112,697,920
                                                                   ------------
           WARRANTS-0.1%
  3,400    British Aerospace Plc, 11/15/00*                        $     35,804
119,750    Danieli & Co. SpA, 11/30/99*                                  65,788
 25,000    Distefora Holding Ltd., 11/15/96*                                990
                                                                   ------------
           TOTAL WARRANTS
           (Cost $ 77,374)                                         $    102,582
                                                                   ------------
           TOTAL INVESTMENT IN SECURITIES
           (Cost $ 95,404,287)                                     $115,670,641
                                                                   ------------
PRINCIPAL
 AMOUNT
           TEMPORARY CASH INVESTMENT - 3.2%
           COMMERCIAL PAPER - 3.2%
$3,832,000 Household Financial Corp., 5.55%, 11/1/96               $  3,832,000
                                                                   ------------
           TOTAL TEMPORARY CASH INVESTMENT
           (Cost $ 3,832,000)                                      $  3,832,000
                                                                   ------------
           TOTAL INVESTMENT IN SECURITIES AND
           TEMPORARY CASH INVESTMENT - 100%
           (Cost $ 99,236,287)                                     $119,502,641
                                                                   ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

*     Non-income producing security.

(a)   Distribution of investments by country of issue, as a percentage of total equity holdings, is as follows:
      United Kingdom                                                       21.4
%
      France                                                               10.9
      Germany                                                              10.5
      Italy                                                                10.0
      Switzerland                                                           9.0
      Netherlands                                                           7.7
      Spain                                                                 7.6
      Sweden                                                                4.8
      Denmark                                                               4.1
      Norway                                                                3.1
      Finland                                                               3.1
      Belgium                                                               2.5
      Austria                                                               2.4
      Portugal                                                              1.8
      Others (individually less than 1%)                                    1.1
                                                                          -----
                                                                          100.0
%
                                                                          -----

 (b)  At October 31, 1996, the net unrealized gain on investments based on cost for federal income tax purposes of $99,236,287 was as follows:
      Aggregate gross unrealized gain for all investments in
      which there is an excess of value over tax cost             $ 23,437,046

      Aggregate gross unrealized loss for all investments in
      which there is an excess of tax cost over value               (3,170,692
      )
                                                                   ------------

      Net unrealized gain                                         $ 20,266,354
                                                                   ------------


Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 1996, aggregated $70,163,576 and $53,510,818, respectively.












   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
BALANCE SHEET 10/31/96
--------------------------------------------------------------------------------
ASSETS:
 Investment in securities, at value (including temporary
 cash investment of $3,832,000) (cost $99,236,287)                  $119,502,641
 Cash                                                                        118
 Foreign currencies, at value                                          1,251,800
 Receivables -
  Investment securities sold                                           1,402,830
  Fund shares sold                                                     1,100,853
  Dividends, interest and foreign taxes withheld                         190,506
 Other                                                                     6,073
                                                                    ------------
    Total assets                                                    $123,454,821
                                                                    ------------

LIABILITIES:
 Payables -
  Investment securities purchased                                   $  1,814,245
  Fund shares repurchased                                                 70,900
  Forward foreign currency settlement contracts - net                      1,116
 Due to affiliates                                                       172,823
 Accrued expenses                                                         76,915
                                                                    ------------
    Total liabilities                                               $  2,135,999
                                                                    ------------

NET ASSETS:
 Paid-in capital                                                    $ 91,572,494
 Accumulated undistributed net investment income                       1,120,171
 Accumulated undistributed net realized gain on
  investments and foreign currency transactions                        8,356,648
 Net unrealized gain on investments                                   20,266,354
 Net unrealized gain on forward foreign currency contracts and other
  assets and liabilities denominated in foreign currencies                 3,155
                                                                    ------------
    Total net assets                                                $121,318,822
                                                                    ------------

NET ASSET VALUE PER SHARE:
 (Unlimited number of shares authorized)
 Class A (based on $99,914,982/4,296,800 shares)                    $      23.25
                                                                    ------------
 Class B (based on $20,228,485/889,471 shares)                      $      22.74
                                                                    ------------
 Class C (based on $1,175,355/51,791 shares)                        $      22.69
                                                                    ------------

MAXIMUM OFFERING PRICE:
 Class A                                                            $      24.67
                                                                    ------------

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS 10/31/96
--------------------------------------------------------------------------------
 FOR THE YEAR ENDED 10/31/96
INVESTMENT INCOME:
 Dividends (net of foreign taxes withheld of $307,017) $2,245,147
 Interest                                                 297,629
                                                       ----------
  Total investment income                                           $  2,542,776
                                                                    ------------
EXPENSES:
 Management fees                                       $1,009,461
 Transfer agent fees
  Class A                                                 209,558
  Class B                                                  36,846
  Class C                                                     760
 Distribution fees
  Class A                                                 215,432
  Class B                                                 132,503
  Class C                                                   3,618
 Accounting                                               159,066
 Custodian fees                                           137,418
 Registration fees                                         59,441
 Professional fees                                         69,171
 Printing                                                  22,549
 Fees and expenses of nonaffiliated trustees               18,758
 Miscellaneous                                             58,766
                                                       ----------
  Total expenses                                                    $  2,133,347
  Less management fees waived by
    Pioneering Management Corporation                                    (59,315)
  Less fees paid indirectly                                              (13,064)
                                                                    ------------
  Net expenses                                                      $  2,060,968
                                                                    ------------
    Net investment income                                           $    481,808
                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
 Net realized gain from:
  Investments                                          $8,637,460
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies     420,825   $  9,058,285
                                                       ----------   ------------

 Change in net unrealized gain or loss from:
  Investments                                          $6,776,932
  Forward foreign currency contracts and other assets
    and liabilities denominated in foreign currencies     222,027   $  6,998,959
                                                       ----------   ------------
  Net gain on investments and foreign currency
    transactions                                                    $ 16,057,244
                                                                    ------------
  Net increase in net assets resulting from operations              $ 16,539,052
                                                                    ------------


   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
  FOR THE YEARS ENDED 10/31/96 AND 10/31/95
                                                        YEAR ENDED     YEAR ENDED
FROM OPERATIONS:                                        10/31/96        10/31/95
 Net investment income                                $   481,808    $   416,511
 Net realized gain on investments
  and foreign currency transactions                     9,058,285      5,819,824
 Change in net unrealized gain on investments
  and foreign currency transactions                     6,998,959      4,430,730
                                                      -----------   ------------
    Net increase in net assets resulting from
    operations                                        $16,539,052   $ 10,667,065
                                                      -----------   ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income:
  Class A ($0.00 and $0.01 per share, respectively)   $         -   $   (19,784)
  Class B ($0.00 and $0.02 per share, respectively)             -        (3,800)
 Net realized gain:
  Class A ($1.43 and $1.40 per share, respectively)    (5,330,480)   (4,612,153)
  Class B ($1.43 and $1.40 per share, respectively)      (622,721)     (265,778)
                                                      -----------   ------------
    Total distributions to shareholders               $(5,953,201)  $(4,901,515)
                                                      -----------   ------------
 FROM FUND SHARE TRANSACTIONS:
 Net proceeds from sale of shares                     $53,717,473   $44,624,316
 Reinvestment of distributions                          5,647,032     4,612,514
 Cost of shares repurchased                           (35,962,316)  (38,083,556)
                                                      -----------   ------------
  Net increase in net assets resulting from
    fund share transactions                           $23,402,189   $11,153,274
                                                      -----------   ------------
  Net increase in net assets                          $33,988,040   $16,918,824
 NET ASSETS:
 Beginning of year                                     87,330,782    70,411,958
                                                      -----------   ------------
 End of year (including accumulated undistributed
  net investment income of $1,120,171 and
  $217,538,respectively)                              $121,318,822  $87,330,782
                                                      -----------   ------------
 CLASS A                      '96 SHARES  '96 AMOUNT     '95 SHARES    '95 AMOUNT
 Shares sold                    1,739,083  $ 37,427,960    1,851,392    $36,748,396
 Reinvestment of distributions    261,914     5,070,664      252,860      4,351,713
 Less shares repurchased       (1,408,516)  (30,180,014)  (1,784,047)   (35,190,480)
                               ----------- ------------   -----------   ------------
  Net increase                    592,481  $ 12,318,610      320,205    $ 5,909,629
                               ----------- ------------   -----------   ------------

 CLASS B
 Shares sold                     703,595   $ 15,026,838      402,070    $ 7,875,920
 Reinvestment of distributions    30,224        576,368       15,269        260,801
 Less shares repurchased        (266,274)    (5,637,583)    (148,762)    (2,893,076)
                               ----------- ------------   -----------   ------------

  Net increase                   467,545   $  9,965,623      268,577    $ 5,243,645
                               ----------- ------------   -----------   ------------

 Class C*
 Shares sold                      58,406   $  1,262,675
 Less shares repurchased          (6,615)      (144,719)
                               ----------- ------------
  Net increase                    51,791   $  1,117,956
                               ----------- ------------

*  Class C shares were first publicly offered on January 31, 1996.


   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                                 YEAR ENDED YEAR ENDED YEAR ENDED  YEAR ENDED  YEAR ENDED
CLASS A                            10/31/96  10/31/95+  10/31/94    10/31/93    10/31/92
Net asset value,
 beginning of year                  $ 21.19   $19.91    $ 17.73    $ 14.63      $  15.20
                                    -------   ------    -------    -------      --------
Increase (decrease) from
 investment operations:
   Net investment income            $  0.11   $ 0.12    $  0.10    $  0.04      $   0.10
   Net realized and unrealized
    gain (loss) on investments and
    foreign currency transactions      3.38     2.57       2.65       3.33         (0.62)
                                    -------   ------    -------    -------      --------
   Net increase (decrease) from
    investment operations           $  3.49   $ 2.69    $  2.75     $ 3.37      $  (0.52)
Distributions to shareholders from:
   Net investment income                  -    (0.01)     (0.31)     (0.09)        (0.05)
   Net realized gain                  (1.43)   (1.40)     (0.26)     (0.18)            -
                                    -------   ------    -------    -------      --------
Net increase (decrease) in net
 asset value                        $  2.06   $ 1.28    $  2.18    $  3.10      $  (0.57)
                                    -------   ------    -------    -------      --------
Net asset value, end of year        $ 23.25   $21.19    $ 19.91    $ 17.73      $  14.63
                                    -------   ------    -------    -------      --------
Total return*                         17.80%  15.12%      15.97%     23.47%        (3.46)%
Ratio of net expenses to average
 net assets                            1.94%++ 1.76%++    1.86%       2.00%         2.00%
Ratio of net investment income to
 average net assets                    0.57%++ 0.59%++    0.28%       0.24%         0.74%
Portfolio turnover rate                  56%     62%       100%         69%           50%
Average commission rate paid (1)    $0.0251       -          -           -             -
Net assets, end of year
 (in thousands)                     $99,915  $78,505   $67,375      $48,827      $35,205
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no reduction
 for fees paid indirectly:
   Net expenses                        2.00%    2.10%     2.48%        2.77%        3.46%
   Net investment income (loss)        0.51%    0.25%    (0.34)%      (0.53)%      (0.72)%
Ratios assuming no waiver of
 management fees and assumption
 of expenses by PMC and no reduction
 for fees paid indirectly:
   Net expenses                        1.93%   1.75%         -           -             -
   Net investment income               0.58%   0.60%         -           -             -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
+ The per share data is based upon average shares outstanding for the period presented.
++ Ratio assuming no reduction for fees paid indirectly.
(1)Amount may fluctuate from year to year as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.


   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                                    YEAR ENDED      YEAR ENDED      4/4/94 TO
CLASS B                               10/31/96       10/31/95+       10/31/94
Net asset value,
 beginning of period                   $  20.92      $  19.80        $  17.96
                                       --------      --------        --------
Increase (decrease)
 from investment operations:
 Net investment income (loss)          $  (0.04)     $  (0.02)       $   0.01
 Net realized and unrealized
         gain on investments and
         foreign currency transactions            3.29          2.56            1.88
                                       --------      --------        --------
        Net increase from investment
         operations                          $   3.25      $   2.54        $   1.89
Distributions to shareholders from:
 Net investment income                        -         (0.02)          (0.05)
 Net realized gain                        (1.43)        (1.40)              -
                                       --------      --------        --------
Net increase in net asset value        $   1.82      $   1.12        $   1.84
                                       --------      --------        --------
Net asset value, end of period         $  22.74      $  20.92        $  19.80
                                       --------      --------        --------
Total return*                             16.82%        14.43%          10.55%
Ratio of net expenses to
 average net assets                        2.76%++       2.49%++         2.47%**
Ratio of net investment loss
 to average net assets                    (0.23)%++     (0.13)%++       (0.75)%**
Portfolio turnover rate                      56%           62%            100%
Average commission rate paid (1)       $ 0.0251             -               -
Net assets, end of period
 (in thousands)                        $ 20,228       $ 8,826         $ 3,037
Ratios assuming no waiver of
 management fees by PMC and no
 reduction for fees paid indirectly:
        Net expenses                              2.80%         2.85%           2.95%**
        Net investment loss                      (0.27)%       (0.49)%         (1.23)%**
Ratios assuming no waiver of
 management fees by PMC and no
 reduction for fees paid indirectly:
Net expenses                               2.74%         2.46%             -
        Net investment loss                      (0.21)%       (0.10)%            -

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**   Annualized.
+ The per share data is based upon average shares outstanding for the period presented.
++   Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.

   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 10/31/96
--------------------------------------------------------------------------------
                                                                  1/31/96 TO
CLASS C (a)                                                        10/31/96
Net asset value, beginning of period                              $   19.92
                                                                  ---------
Increase from investment operations:
 Net investment income                                            $       -
 Net realized and unrealized gain on investments
   and foreign currency transactions                                   2.77
                                                                  ---------
 Net increase in net asset value                                  $    2.77
                                                                  ---------
 Net asset value, end of period                                   $   22.69
                                                                  ---------
Total return*                                                         13.91%
Ratio of net expenses to average net assets                            2.74%**++
Ratio of net investment income to average net assets                   0.00%**++
Portfolio turnover rate                                                  56%
Average commission rate paid (1)                                  $  0.0251
Net assets, end of period (in thousands)                          $   1,175
Ratios assuming no waiver of management fees
 by PMC and no reduction for
 fees paid indirectly:
   Net expenses                                                        2.75%**
   Net investment loss                                                (0.01)%**
Ratios assuming waiver of management fees
 by PMC and reduction for
 fees paid indirectly:
   Net expenses                                                        2.71%**
   Net investment income                                               0.03%**


(a)  Class C shares were first publicly offered on January 31, 1996.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sale charges were taken into account.
**   Annualized.
++   Ratio assuming no reduction for fees paid indirectly.
(1) Amount may fluctuate from period to period as a result of portfolio transactions executed in different markets where trading practices and commission rate structures may vary.



   The accompanying notes are an integral part of these financial statements.

PIONEER EUROPE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96
--------------------------------------------------------------------------------

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Pioneer Europe Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital by investing in a diversified portfolio consisting primarily of securities of European companies.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Class C shares were first publicly offered on January 31, 1996. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   SECURITY VALUATION
     Security transactions are recorded on trade date. Each day, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

PIONEER EUROPE FUND
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--------------------------------------------------------------------------------

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

B.   FOREIGN CURRENCY TRANSLATION
     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

C.   FORWARD FOREIGN CURRENCY CONTRACTS
     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or crosshedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar. As of October 31, 1996, the Fund had no outstanding portfolio hedges. The Fund's gross forward foreign currency settlement contracts receivable and payable were $1,196,768 and $1,197,884, respectively, resulting in a net payable of $1,116 as of October 31, 1996.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96                               (continued)
--------------------------------------------------------------------------------

D.   FEDERAL INCOME TAXES
     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At October 31, 1996, the Fund has reclassified $420,825 from accumulated undistributed net realized gain on investments and foreign transactions to accumulated undistributed net investment income. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

E.   FUND SHARES
     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $60,257 in underwriting commissions on the sale of Fund shares during the year ended October 31, 1996.

F.   CLASS ALLOCATIONS
     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are

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PIONEER EUROPE FUND
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     calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

G.   REPURCHASE AGREEMENT
     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2.   MANAGEMENT AGREEMENT
PMC manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.00% of the Fund's average daily net assets up to $300 million; 0.85% of the next $200 million; and 0.75% of excess over $500 million.

Until March 1, 1996, PMC had agreed not to impose a portion of its management fee and to assume other operating expenses of the Fund to the extent that such expenses exceeded 1.75% of the Class A expenses; the portion of the Fund-wide expenses attributable to Class B and Class C shares were reduced only to the extent that such expenses were reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At October 31, 1996, $113,838 was payable to PMC related to management fees and certain other services.

3.   TRANSFER AGENT
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $22,171 in transfer agent fees payable to PSC at October 31, 1996.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 10/31/96                              (continued)
--------------------------------------------------------------------------------

4. DISTRIBUTION PLANS
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $36,814 in distribution fees payable to PFD at October 31, 1996.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSC are paid to PFD. For the year ended October 31, 1996, CDSCs in the amount of $20,534 were paid to PFD.

5.   EXPENSE OFFSETS
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended October 31, 1996, the Fund's expenses were reduced by $13,064 under such arrangements.

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND THE BOARD OF TRUSTEES OF PIONEER EUROPE FUND:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Europe Fund as of October 31, 1996, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Europe Fund as of October 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP

Boston, Massachusetts
December 4, 1996

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PIONEER EUROPE FUND
--------------------------------------------------------------------------------
TAX TREATMENT OF DISTRIBUTIONS
--------------------------------------------------------------------------------
MADE DURING THE YEAR ENDED 10/31/96


During the year ended October 31, 1996, Pioneer Europe Fund paid the following distributions per share for Class A and B shareholders:

                                            Net
                                       Realized Gain
                                   --------------------------------------------
    Record Date    Payment Date    Short-Term     Long-Term

      12/20/95       12/28/95        $0.153         $1.273

On a per share basis, distributions of $0.152 from short-term capital gain should be reported as ordinary income. Shareholders who elected to take the Capital Gain Distribution in additional shares of the Fund should report the distribution as explained above. The tax cost of the shares received on December 28, 1995 are $19.36 and $19.07 per share for Class A and Class B shares, respectively. The Fund hereby designates $7,185,122 as a capital gain dividend for the purposes of the dividend paid deduction.


--------------------------------------------------------------------------------
TRUSTEES' FEES AND SHARE OWNERSHIP 10/31/96
--------------------------------------------------------------------------------

TRUSTEES' FEES, PRINCIPAL SHAREHOLDERS AND SHARE OWNERSHIP OF TRUSTEES AND OFFICERS (UNAUDITED)

The aggregate remuneration paid by the Fund to nonaffiliated trustees and officers during the year ended October 31, 1996 was $13,434, plus expenses incurred in attending trustees meetings of $2,987. Fees of trustees who are affiliated with or "interested persons" of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., investment adviser and principal underwriter, respectively, of the Fund ($1,000 in 1996) are reimbursed to the Fund by Pioneering Management Corporation in accordance with the management agreement with the Fund. At October 31, 1996, the trustees and officers of the Fund owned beneficially 18,426 of Class A shares of the Fund (0.4% of the outstanding Class A shares). The Pioneer Group, Inc., the parent company of Pioneering Management Corporation and Pioneer Funds Distributor, Inc., is a publicly held corporation of which Mr. Cogan, Chairman and President of the Fund, owned approximately 14% of the outstanding shares of capital stock at October 31, 1996.

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PIONEER EUROPE FUND
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TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

TRUSTEES
John F. Cogan, Jr.
Richard H. Egdahl, M.D.
Margaret B.W. Graham
John W. Kendrick
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

OFFICERS
John F. Cogan, Jr., Chairman and President
David D. Tripple, Executive Vice President
Patrick M. Smith, Vice President
William H. Keough, Treasurer
Joseph P. Barri, Secretary

INVESTMENT ADVISER
Pioneering Management Corporation

CUSTODIAN
Brown Brothers Harriman & Co

INDEPENDENT PUBLIC ACCOUNTANTS
Arthur Andersen LLP

PRINCIPAL UNDERWRITER
Pioneer Funds Distributor, Inc.

LEGAL COUNSEL
Hale and Dorr

SHAREHOLDER SERVICES AND TRANSFER AGENT
Pioneering Services Corporation

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HOW TO CONTACT PIONEER
--------------------------------------------------------------------------------

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

YOU CAN CALL US FOR:

ACCOUNT INFORMATION, including existing accounts,
new accounts, propectuses, applications
and service forms                                                 1-800-225-6292

FACTFONE[SM] for automated fund yields, prices,
account information and transactions                              1-800-225-4321

RETIREMENT PLANS INFORMATION                                      1-800-622-0176

TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)                      1-800-225-1997

OR WRITE TO US AT:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

OUR TOLL-FREE FAX                                                 1-800-225-4240

OUR INTERNET E-MAIL ADDRESS                                 ASK.PIONEER@PIOG.COM
(for general questions about Pioneer only)




THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT FUND PROSPECTUS.


[PIONEER LOGO] PIONEER FUNDS DISTRIBUTOR, INC.   1296-3831
               60 STATE STREET             [COPYRIGHT]PIONEER FUNDS DIST.,INC.
               BOSTON, MASSACHUSETTS 02109      [LOGO]PRINTED ON RECYCLED PAPER